PAINEWEBBER GLOBAL INCOME FUND                                     ANNUAL REPORT

PERFORMANCE AT A GLANCE

The graph depicts the performance of PaineWebber Global Income Fund (Class B) versus the Salomon Smith Barney World Government Bond Index. It is important to note PaineWebber Global Income Fund is a professionally managed mutual fund while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

Comparison of the change of a $10,000 investment in PaineWebber Global Income Fund (Class B) and the Salomon Smith Barney World Government Bond Index, from March 31, 1987 to October 31, 1999

                                  [LINE CHART]

              PaineWebber Global    Salomon Bros. World
               Income Fund (B)*      Gov't Bond Index
              ------------------    -------------------

March 1987         $10,189                $9,754
October 1987       $10,573               $10,653
October 1988       $12,858               $11,797
October 1989       $13,329               $13,399
October 1990       $16,037               $14,510
October 1991       $17,223               $15,812
October 1992       $18,243               $16,670
October 1993       $20,175               $17,870
October 1994       $19,809               $18,711
October 1995       $22,006               $20,266
October 1996       $23,899               $21,599
October 1997       $25,092               $23,314
October 1998       $27,479               $24,338
October 1999       $26,888               $26,124

Past performance is no guarantee of future performance. The performance of the other classes will vary from the performance of the class shown because of differences in sales charges and fees paid by shareholders investing in different classes. Class B shares converted to Class A shares after six years.

------------------------------------------------------
AVERAGE ANNUAL % TOTAL RETURNS, PERIODS ENDED 10/31/99
------------------------------------------------------

                                                        1 Year     5 Years   10 Years  Inception(0)
                                  Class A*               -2.44       6.24       N/A        6.29

                                  Class B**              -3.29       5.39      7.24        8.15

          Before Deducting        Class C+               -2.93       5.72       N/A        5.01
      Maximum Sales Charge
                                  Class Y+++             -2.10       6.57       N/A        6.56

                                  Class A*               -6.34       5.37       N/A        5.77

           After Deducting        Class B**              -7.90       5.08      7.24        8.15
      Maximum Sales Charge
                                  Class C+               -3.62       5.72       N/A        5.01

SSB World Gov't Bond Index                               -2.46       6.46      8.40        8.02++

The investment return and the principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(0) Inception: since commencement of issuance on July 1, 1991 for Class A shares, March 20, 1987 for Class B shares, July 2, 1992 for Class C shares and August 26, 1991 for Class Y shares.

* Maximum sales charge for Class A shares is 4% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after six years. Class B shares bear ongoing 12b-1 distribution and service fees.

+ Maximum contingent deferred sales charge for Class C shares is 0.75% and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

+++ The Fund offers Class Y shares to a limited group of eligible investors, including participants in certain investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds, as well as the trustee of the PaineWebber 401(k) Plus Plan. Class Y shares do not bear initial or contingent deferred sales charges or ongoing distribution and service fees.

++ The inception return for the SSB World Government Bond Index matches that of Class B (March 20, 1987 through October 31, 1999).

PAINEWEBBER GLOBAL INCOME FUND                                     ANNUAL REPORT

--------------------------------------------------------------------------------
PAINEWEBBER
GLOBAL INCOME FUND:

Investment Goals:

Primarily high current income consistent with prudent investment risk; secondarily capital appreciation

Portfolio Managers:

Stuart Waugh and William
W. King, Mitchell Hutchins
Asset Management Inc.

Commencement:

July 1, 1991 (Class A),
March 20, 1987 (Class B),
July 2, 1992 (Class C),
August 26, 1991 (Class Y)

Dividend Payments:

Monthly
--------------------------------------------------------------------------------

                                                               December 15, 1999

Dear Shareholder,

We are pleased to present you with the annual report for PaineWebber Global Income Fund (the "Fund") for the fiscal year ended October 31, 1999.

MARKET OVERVIEW

[GRAPHIC OMITTED] Developed bond markets, as measured by the Salomon Smith Barney World Government Bond Index (WGBI), returned +1.33% on a currency-hedged basis for the 12 months ended October 31, 1999. Among the larger countries in the Index, Japan had a return of +2.93%, the United Kingdom +2.71%, Germany +2.23% and the United States -1.44%. European markets in aggregate had a return of 2.21%. Growing evidence of resurgence in global economic growth has put upward pressure on interest rates this year, causing bond returns to be modest. Higher commodity prices, most notably oil, have caused inflation rates in most developed countries to accelerate moderately although broader price pressures have thus far remained subdued.

      The WGBI lost 2.46% on an unhedged basis for the twelve-month period ended October 31, 1999. The worse outcome for the unhedged index was almost entirely a reflection of the depreciation of European currencies versus the dollar. Emerging market debt did well, achieving a return of 19.98% as measured by the JP Morgan Emerging Markets Bond Index Plus. Improving world economic growth and higher commodity prices are especially helpful to many of these natural resource based economies.

PERFORMANCE ATTRIBUTION

Over the last 12 months, compared to the WGBI (unhedged), the PaineWebber Global Income Fund benefited from its shorter portfolio duration in an environment of rising bond yields. (Duration is a measure of a bond portfolio's interest-rate risk.) The Fund also benefited from a smaller exposure to European currencies than the Index, and from a modest allocation to emerging-market securities. Contrarily, the Fund was hurt by having a smaller exposure to the Japanese yen and bond market, both of which performed well over the 12-month period.

PAINEWEBBER GLOBAL INCOME FUND                                     ANNUAL REPORT

CURRENCY EXPOSURE*

As of 10/31/99                                                       Portfolio %
--------------------------------------------------------------------------------
U.S. Dollar                                                               55.9
Unhedged--Europe                                                          35.6
Unhedged--Australia, Canada, Japan & New Zealand                           6.7
Hedged                                                                     1.8
--------------------------------------------------------------------------------
Total                                                                   100.00

As of 4/30/99                                                        Portfolio %
--------------------------------------------------------------------------------
U.S. Dollar                                                              60.5
Unhedged--Europe                                                         24.7
Unhedged--Australia, Canada, Japan & New Zealand                         12.1
Hedged                                                                    2.7
--------------------------------------------------------------------------------
Total                                                                   100.0

* Weightings represent percentages of portfolio assets as of October 31, 1999, unless indicated otherwise. The Fund's portfolio is actively managed and its composition will vary over time.

OUTLOOK

GLOBAL ECONOMY

The prospects for the world's economies have improved considerably in the past six months, surprising many market participants. The United States, which has been an engine of growth for several years, continued to perform exceptionally well and will almost certainly achieve a record for the longest expansion early next year. European economies, which were slow to rebound from the slump caused by the emerging markets crisis, have picked up strongly in recent months led by a sharp rebound in export orders and improving employment conditions.

Also surprising has been the performance of the Japanese economy. Expectations a year ago were that Japan would remain mired in recession this year. In fact, the Japanese economy has grown at a 2% pace through the third quarter of 1999. The outlook for the future remains uncertain, however, as the country faces long-term structural problems. Most commodity prices have been trending up for the past few quarters and crude oil prices are at their highest levels since the Gulf War. These developments bode well for emerging-market economies.

DURATION STRATEGY

Yields have risen substantially in the past twelve months and are at levels that we believe represent attractive long-term value. However, we are presently cautious about the near term outlook. Reflecting this view, the Fund's overall duration is currently low, at about four years.

Characteristics                                      10/31/99            4/30/99
--------------------------------------------------------------------------------
Net Assets ($mm)                                      $ 358.1            $ 423.6
Weighted Average Duration                             4.0 yrs            4.0 yrs
Weighted Average Maturity                             7.3 yrs            6.9 yrs
--------------------------------------------------------------------------------

PAINEWEBBER GLOBAL INCOME FUND                                     ANNUAL REPORT

MARKET ALLOCATION

The Fund's primary market concentrations are in European bonds and U.S. government and corporate bonds (see table below). We have increased the Fund's allocation to Europe since the last reporting period but are still avoiding exposure to Japan.

ASSET ALLOCATION*

As of 10/31/99                                                                 %
--------------------------------------------------------------------------------
U.S. Treasurys and Corporates                                               42.4
Europe                                                                      35.3
Emerging Mkt. Investment Grade                                               6.3
Emerging Mkt. Noninvestment Grade                                            6.2
Australia, Canada & New Zealand                                              7.7
Cash Equivalents                                                             2.1
--------------------------------------------------------------------------------
Total                                                                      100.0

As of 4/30/99                                                                  %
--------------------------------------------------------------------------------
U.S. Treasurys and Corporates                                               49.6
Europe                                                                      31.0
Emerging Mkt. Investment Grade                                               2.1
Emerging Mkt. Noninvestment Grade                                            6.7
Australia, Canada & New Zealand                                              8.3
Cash Equivalents                                                             2.3
--------------------------------------------------------------------------------
Total                                                                      100.0

* Weightings represent percentages of portfolio assets as of October 31, 1999, unless indicated otherwise. The Fund's portfolio is actively managed and its composition will vary over time.

CURRENCY STRATEGY

In the past six months the yen has been by far the strongest currency among the major currencies. The euro, introduced in January, has been weak in spite of rapidly improving prospects for growth. Strong stock market and corporate performance in the United States are supporting the dollar, but a deteriorating current account deficit, which is expected to soon reach record levels in relation to gross domestic product (GDP), is a longer-term detriment. The dollar could be vulnerable to changes in investors' perceptions about the attractiveness of U.S. financial markets.

The Fund is now underweighted in foreign currencies relative to the unhedged WGBI. While we intend to vary currency exposures depending on economic developments and technical analysis, our general bias is to increase allocations to foreign currencies.

CREDIT AND EMERGING MARKET STRATEGY

Since the last report, we slightly increased overall allocations to emerging-market securities. As of fiscal year end, the Fund's allocation to these markets was 12.5% and concentrated primarily in investment grade countries and BB credits. The overall credit quality of the Fund is very high with more than 93% of the investments being investment grade and over 70% of the Fund's investments in securities rated AA or better. The average rating of the Fund is AA.

PAINEWEBBER GLOBAL INCOME FUND                                     ANNUAL REPORT

Credit Quality*                                   10/31/99               4/30/99
--------------------------------------------------------------------------------
A1/P1                                                4.7%                   3.5%
AAA                                                 60.1                   61.5
AA                                                   8.2                   16.2
A                                                   16.8                    9.4
BBB                                                  3.9                    3.1
BB                                                   4.8                    4.3
B                                                    1.5                    2.0
--------------------------------------------------------------------------------
Total                                              100.0                  100.0

* Weightings represent percentages of portfolio assets as of October 31, 1999, unless indicated otherwise. The Fund's portfolio is actively managed and its composition will vary over time.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For a Quarterly Review on PaineWebber Global Income Fund or another fund in the PaineWebber Family of Funds,(1) please contact your Financial Advisor.

Sincerely,


/s/ Margo Alexander

MARGO ALEXANDER
Chairman and Chief Executive Officer
Mitchell Hutchins Asset Management Inc.


/s/ Brian M. Storms

BRIAN M. STORMS
President and Chief Operating Officer
Mitchell Hutchins Asset Management Inc.


/s/ Stuart Waugh

STUART WAUGH
Managing Director
Mitchell Hutchins Asset Management Inc.
Portfolio Manager, Global Income Fund


/s/ William W. King

WILLIAM W. KING
First Vice President
Mitchell Hutchins Asset Management Inc.
Portfolio Manager, Global Income Fund

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended October 31, 1999, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your Financial Advisor regarding your personal investment program.

(1) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

PAINEWEBBER GLOBAL INCOME FUND

PERFORMANCE RESULTS (unaudited)

                                                  Net Asset Value                                    Total Return(1)
                                       ---------------------------------------        ---------------------------------------------
                                                                                        12 Months                       6 Months
                                       10/31/99       04/30/99        10/31/98        Ended 10/31/99                 Ended 10/31/99
-----------------------------------------------------------------------------------------------------------------------------------
Class A Shares                           $9.76         $10.18          $10.58             (2.44)%                         (1.39)%
-----------------------------------------------------------------------------------------------------------------------------------
Class B Shares                            9.72          10.14           10.54             (3.29)                          (1.82)
-----------------------------------------------------------------------------------------------------------------------------------
Class C Shares                            9.76          10.17           10.58             (2.93)                          (1.54)
-----------------------------------------------------------------------------------------------------------------------------------

Performance Summary Class A Shares

                                           Net Asset Value
                                       ----------------------      Capital Gains       Dividends         Paid from        Total
Period Covered                         Beginning       Ending       Distributed           Paid            Capital       Return(1)
-----------------------------------------------------------------------------------------------------------------------------------
07/01/91-12/31/91                       $10.40         $11.05         $0.0100           $0.4800                --         11.11%
-----------------------------------------------------------------------------------------------------------------------------------
1992                                     11.05          10.42          0.1644            0.6029                --          1.22
-----------------------------------------------------------------------------------------------------------------------------------
1993                                     10.42          10.97          0.1445            0.7486                --         14.16
-----------------------------------------------------------------------------------------------------------------------------------
1994                                     10.97           9.90          0.0009            0.3213           $0.3178         (3.89)
-----------------------------------------------------------------------------------------------------------------------------------
1995                                      9.90          10.44              --            0.7325                --         13.20
-----------------------------------------------------------------------------------------------------------------------------------
1996                                     10.44          10.44              --            0.7113                --          7.13
-----------------------------------------------------------------------------------------------------------------------------------
1997                                     10.44          10.14              --            0.5914            0.0899          3.84
-----------------------------------------------------------------------------------------------------------------------------------
1998                                     10.14          10.58              --            0.6125            0.0814         10.74
-----------------------------------------------------------------------------------------------------------------------------------
01/01/99-10/31/99                        10.58           9.76              --            0.2999            0.1704         (3.33)
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Totals:  $0.3198           $5.1004           $0.6595
-----------------------------------------------------------------------------------------------------------------------------------
                                                                              Cumulative Total Return as of 10/31/99:     66.34%
-----------------------------------------------------------------------------------------------------------------------------------

Performance Summary Class B Shares

                                           Net Asset Value
                                       ----------------------      Capital Gains       Dividends         Paid from        Total
Period Covered                         Beginning       Ending       Distributed           Paid            Capital       Return(1)
-----------------------------------------------------------------------------------------------------------------------------------
03/20/87-12/31/87                       $10.00         $10.86         $0.1800           $0.6647                --         17.58%
-----------------------------------------------------------------------------------------------------------------------------------
1988                                     10.86          10.64          0.1489            1.3436                --         12.15
-----------------------------------------------------------------------------------------------------------------------------------
1989                                     10.64          10.25              --            0.9200                --          5.44
-----------------------------------------------------------------------------------------------------------------------------------
1990                                     10.25          10.87              --            1.1300                --         17.72
-----------------------------------------------------------------------------------------------------------------------------------
1991                                     10.87          11.05          0.0100            0.7300                --         10.75
-----------------------------------------------------------------------------------------------------------------------------------
1992                                     11.05          10.41          0.1644            0.5214                --          0.38
-----------------------------------------------------------------------------------------------------------------------------------
1993                                     10.41          10.96          0.1445            0.6689                --         13.36
-----------------------------------------------------------------------------------------------------------------------------------
1994                                     10.96           9.87          0.0009            0.2852           $0.2810         (4.77)
-----------------------------------------------------------------------------------------------------------------------------------
1995                                      9.87          10.41              --            0.6538                --         12.39
-----------------------------------------------------------------------------------------------------------------------------------
1996                                     10.41          10.41              --            0.6336                --          6.34
-----------------------------------------------------------------------------------------------------------------------------------
1997                                     10.41          10.11              --            0.5240            0.0804          3.06
-----------------------------------------------------------------------------------------------------------------------------------
1998                                     10.11          10.54              --            0.5249            0.0699          9.73
-----------------------------------------------------------------------------------------------------------------------------------
01/01/99-10/31/99                        10.54           9.72              --            0.2536            0.1440         (4.04)
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Totals:  $0.6487           $8.8537           $0.5753
-----------------------------------------------------------------------------------------------------------------------------------
                                                                              Cumulative Total Return as of 10/31/99:    168.88%
-----------------------------------------------------------------------------------------------------------------------------------

Performance Summary Class C Shares

                                           Net Asset Value
                                       ----------------------      Capital Gains       Dividends         Paid from        Total
Period Covered                         Beginning       Ending       Distributed           Paid            Capital       Return(1)
-----------------------------------------------------------------------------------------------------------------------------------
07/02/92-12/31/92                       $10.94         $10.42         $0.1644           $0.3744                --          0.10%
-----------------------------------------------------------------------------------------------------------------------------------
1993                                     10.42          10.97          0.1445            0.6973                --         13.64
-----------------------------------------------------------------------------------------------------------------------------------
1994                                     10.97           9.89          0.0009            0.2978           $0.2938         (4.43)
-----------------------------------------------------------------------------------------------------------------------------------
1995                                      9.89          10.42           --               0.6801                --         12.54
-----------------------------------------------------------------------------------------------------------------------------------
1996                                     10.42          10.43           --               0.6592                --          6.70
-----------------------------------------------------------------------------------------------------------------------------------
1997                                     10.43          10.13           --               0.5482            0.0836          3.33
-----------------------------------------------------------------------------------------------------------------------------------
1998                                     10.13          10.58           --               0.5540            0.0736         10.22
-----------------------------------------------------------------------------------------------------------------------------------
01/01/99-10/31/99                        10.58           9.76           --               0.2732            0.1551         (3.74)
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Totals:  $0.3098           $4.0842           $0.6061
-----------------------------------------------------------------------------------------------------------------------------------
                                                                              Cumulative Total Return as of 10/31/99:     43.13%
-----------------------------------------------------------------------------------------------------------------------------------

(1) Figures assume reinvestment of all dividends, capital gains and other distributions at net asset value on the payable dates and do not include sales charges; results would be lower if sales charges were included.

Note: The Fund offers Class Y shares to a limited group of eligible investors, including participants in certain investment programs that are sponsored by PaineWebber and may invest in PaineWebber mutual funds. For the one year, five years ended October 31, 1999, and since inception, August 26, 1991 through October 31, 1999, Class Y shares had a total return of (2.10)%, 37.46% and 68.23%, respectively. Class Y shares do not have initial or contingent deferred sales charges or ongoing distribution and service fees.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER GLOBAL INCOME FUND

PORTFOLIO OF INVESTMENTS                                        OCTOBER 31, 1999

  Principal
    Amount                                                             Maturity               Interest
    (000)*                                                               Dates                  Rates                 Value
-------------                                                    --------------------      --------------         ------------
Long-Term Debt Securities--82.57%

Australia--0.96%
US$     3,400  Principal Financial Group .....................         08/15/09                 8.200%            $  3,449,803
                                                                                                                  ------------
Brazil--0.59%
US$     3,236  Federal Republic of Brazil, DCB ...............         04/15/12                 7.000@               2,111,490
                                                                                                                  ------------
Canada--2.68%
       13,850  Government of Canada ..........................         09/01/01                 7.000                9,591,212
                                                                                                                  ------------
Germany--7.52%
       26,365  Federal Republic of Germany ...................   07/15/03 to 07/04/09      3.250 to 6.500           26,935,518
                                                                                                                  ------------
Hungary--1.10%
      962,000  Government of Hungary .........................   01/12/01 to 06/12/01          13.500                3,943,375
                                                                                                                  ------------
Italy--3.57%
       10,647  Republic of Italy .............................         04/01/04                 8.500               12,766,089
                                                                                                                  ------------
Japan--1.25%
US$     4,520  Sony Corporation (3) ..........................         03/04/03                 6.125                4,458,297
                                                                                                                  ------------
Korea--0.54%
US$     1,860  Republic of Korea .............................         04/15/08                 8.875                1,929,750
                                                                                                                  ------------
Luxembourg--1.16%
US$     4,570  Tyco International Group ......................         01/15/09                 6.125                4,158,252
                                                                                                                  ------------
Mexico--4.05%
US$     5,786  Pemex Finance Limited .........................         11/15/03                 6.125                5,641,350
US$     4,300  United Mexican States .........................         02/17/09                10.375                4,375,250
US$     5,145  United Mexican States Series B, DISC (1) ......         12/31/19                 5.875@               4,495,444
                                                                                                                  ------------
                                                                                                                    14,512,044
                                                                                                                  ------------
Netherlands--7.24%
       24,179  Government of Netherlands .....................   09/15/01 to 01/15/28      5.500 to 8.750           25,908,634
                                                                                                                  ------------
Panama--0.59%
US$     2,827  Republic of Panama, PDI (2) ...................         07/17/16                 6.500@               2,120,030
                                                                                                                  ------------
Philippines--0.63%
US$     2,235  Republic of Philippines .......................         10/21/24                 9.500                2,268,525
                                                                                                                  ------------
Poland--3.11%
       14,975  Republic of Poland ............................         06/12/04                10.000                3,194,099
US$    13,100  Republic of Poland, PAR .......................         10/27/24                 3.000#               7,958,250
                                                                                                                  ------------
                                                                                                                    11,152,349
                                                                                                                  ------------
Trinidad & Tobago--1.05%
US$     3,800  Republic of Trinidad & Tobago (4) .............         10/01/09                 9.875                3,775,524
                                                                                                                  ------------
Turkey--0.88%
US$     3,150  Republic of Turkey ............................         11/05/04                11.875                3,161,813
                                                                                                                  ------------
United Kingdom--12.06%
       23,915  United Kingdom Gilt ...........................   08/27/02 to 12/07/03      6.500 to 10.000          43,169,519
                                                                                                                  ------------
United States--33.59%
        3,070  Associates Corporation of North America .......         11/01/03                 5.750                2,955,882
        3,560  CIT Group Incorporated ........................         02/15/04                 5.500                3,363,630
       10,300  Clorox Corporation ............................         07/15/01                 8.800               10,705,511
NZD    10,390  Federal National Mortgage Association .........         06/20/02                 7.250                5,289,338
        6,925  Federal National Mortgage Association .........         05/15/08                 6.000                6,624,573
        4,145  FMR Corporation ...............................         06/15/29                 7.570                4,125,622

PAINEWEBBER GLOBAL INCOME FUND

PORTFOLIO OF INVESTMENTS (concluded)

  Principal
    Amount                                                             Maturity               Interest
    (000)*                                                               Dates                  Rates                 Value
-------------                                                    --------------------      --------------         ------------
Long-Term Debt Securities (concluded)

       10,000  Ford Motor Capital Corporation BV .............         07/01/01                 9.500%            $ 10,464,560
        5,815  General Motors Acceptance Corporation .........         11/10/03                 5.750                5,589,238
        1,935  Phillip Morris Companies ......................         02/01/07                 7.200                1,847,608
       23,519  U.S. Treasury Inflation Index Notes ...........   01/15/08 to 04/15/28           3.625               21,918,708
       13,090  U.S. Treasury Bonds (3) .......................   11/25/27 to 02/15/29      5.250 to 6.125           12,462,945
       31,400  U.S. Treasury Notes (3) .......................   11/30/00 to 05/31/02      4.625 to 6.500           31,416,375
        3,507  Wells Fargo Company (3) .......................         09/03/02                 6.500                3,496,714
                                                                                                                  ------------
                                                                                                                   120,260,704
                                                                                                                  ------------
Total Long-Term Debt Securities  (cost--$308,904,568) ........                                                     295,672,928
                                                                                                                  ------------

Short-Term Debt Securities--15.34%

Australia--2.58%
       14,580  Australia Treasury Bills ......................         12/09/99                 4.750+               9,255,045
                                                                                                                  ------------
Germany--2.69%
        9,130  Federal Republic of Germany ...................         12/17/99                 4.250                9,615,372
                                                                                                                  ------------
Netherlands--2.24%
        7,425  Government of Netherlands .....................         05/15/00                 9.000                8,027,217
                                                                                                                  ------------
United States--7.83%
        9,692  Banc One Corporation ..........................         09/01/00                 6.250                9,679,313
        9,500  Federal Home Loan Bank ........................         08/09/00                 5.710                9,483,897
        8,900  U.S. Treasury Notes (3) .......................         08/31/00                 5.125                8,869,411
                                                                                                                  ------------
                                                                                                                    28,032,621
                                                                                                                  ------------
Total Short-Term Debt Securities (cost--$55,947,333) .........                                                      54,930,255
                                                                                                                  ------------

Repurchase Agreement--0.86%

        3,086  Repurchase agreement dated 10/29/99 with
                 Banc One Capital Market Inc.,
                 collateralized by $2,498,000 U.S.
                 Treasury Bonds, 8.875%, due 08/15/17
                 (value--$3,149,229); proceeds:
                 $3,087,337 (cost--$3,086,000) ...............          11/01/99                5.200                3,086,000
                                                                                                                  ------------
Total Investments (cost--$367,937,901)--98.77% ...............                                                     353,689,183
Other assets in excess of liabilities--1.23% .................                                                       4,390,362
                                                                                                                  ------------
Net Assets--100.00% ..........................................                                                    $358,079,545
                                                                                                                  ============

----------

Note: The Portfolio of Investments is listed by the issuer's country of origin.
   *  In local currency unless otherwise indicated.
   #  Reflects rate at October 31, 1999 on step coupon rate instrument.
   @ Floating rate securities -- the interest rates shown are the current rates as of October 31, 1999.
   +  Interest rate shown is discount rate at date of purchase.
 (1) Issued with additional 7,915,000 recoverable rights attached maturing on 06/30/03 with no market value.
 (2)  Interest may be capitalized.
 (3)  Security, or portion thereof, was on loan at October 31, 1999.
 (4)  Illiquid security representing 1.05% of net assets.
 DCB  Debt Conversion Bond.
DISC  Discount Bond.
 NZD  New Zealand Dollars.
 PAR  Par Bond.
 PDI Past Due Interest Bond.

                 See accompanying notes to financial statements

PAINEWEBBER GLOBAL INCOME FUND

Forward Foreign Currency Contracts

                                                                                                 Unrealized
                                     Contract to                                                Appreciation
                                       Deliver         In Exchange for     Maturity Dates      (Depreciation)
                                     -----------       ---------------     --------------      --------------
British Pounds ..................     6,225,000        US$  10,350,930       11/29/99           $   119,775
British Pounds ..................     5,925,000        US$   9,523,253       12/08/99              (215,957)
Euro ............................       584,000        US$     624,471       11/19/99                 9,422
U.S. Dollars ....................     5,077,013        EUR   4,725,000       11/04/99              (106,056)
U.S. Dollars ....................     9,549,365        EUR   8,745,000       11/19/99              (339,428)
                                                                                                -----------
                                                                                                $  (532,244)
                                                                                                ===========

----------
Currency Type Abbreviations:
EUR - Euro
US$ - United States Dollars

Investments by Type of Issuer

                                                    Percent of Net Assets
                                                -----------------------------
                                                Long-term          Short-term
                                                ---------          ----------

Government and other public issuers ...........   67.32%              12.64%
Bank and other financial institutions .........    9.34                2.70
Industrial ....................................    5.91                  --
Repurchase agreement ..........................      --                0.86
                                                  -----               -----
                                                  82.57%              16.20%
                                                  =====               =====

                 See accompanying notes to financial statements

PAINEWEBBER GLOBAL INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES                             OCTOBER 31, 1999

Assets
Investments in securities, at value (cost--$367,937,901) ..........................................   $ 353,689,183
Investments of cash collateral received for securities loaned, at value (cost--$47,368,453) .......      47,368,453
Cash ..............................................................................................          15,567
Foreign currency (cost--$272,092) .................................................................         271,586
Receivable for investments sold ...................................................................      15,530,208
Interest receivable ...............................................................................       6,705,065
Receivable for shares of beneficial interest sold .................................................         245,742
Unrealized appreciation on forward foreign currency contracts .....................................         129,197
Other assets ......................................................................................          70,498
                                                                                                      -------------
Total assets ......................................................................................     424,025,499
                                                                                                      -------------
Liabilities
Collateral for securities loaned ..................................................................      47,368,453
Payable for investments purchased .................................................................      15,563,693
Payable for shares of beneficial interest repurchased .............................................       1,602,628
Unrealized depreciation on forward foreign currency contracts .....................................         661,441
Payable to affiliates .............................................................................         323,534
Accrued expenses and other liabilities ............................................................         426,205
                                                                                                      -------------
Total liabilities .................................................................................      65,945,954
                                                                                                      -------------
Net Assets
Beneficial interest--$0.001 par value (unlimited amount authorized) ...............................     390,334,287
Distributions in excess of net investment income ..................................................        (171,420)
Accumulated net realized losses from investment transactions ......................................     (17,276,785)
Net unrealized depreciation of investments, other assets, liabilities and forward contracts
  denominated in foreign currencies ...............................................................     (14,806,537)
                                                                                                      -------------
Net assets ........................................................................................   $ 358,079,545
                                                                                                      =============
Class A:
Net assets ........................................................................................   $ 314,474,972
                                                                                                      -------------
Shares outstanding ................................................................................      32,205,176
                                                                                                      -------------
Net asset value and redemption value per share ....................................................   $        9.76
                                                                                                      =============
Maximum offering price per share (net asset value plus sales charge of 4.00% of offering price) ...   $       10.17
                                                                                                      =============
Class B:
Net assets ........................................................................................   $  12,187,100
                                                                                                      -------------
Shares outstanding ................................................................................       1,254,147
                                                                                                      -------------
Net asset value and offering price per share ......................................................   $        9.72
                                                                                                      =============
Class C:
Net assets ........................................................................................   $  21,682,016
                                                                                                      -------------
Shares outstanding ................................................................................       2,221,023
                                                                                                      -------------
Net asset value and offering price per share ......................................................   $        9.76
                                                                                                      =============
Class Y:
Net assets ........................................................................................   $   9,735,457
                                                                                                      -------------
Shares outstanding ................................................................................         997,283
                                                                                                      -------------
Net asset value, offering price and redemption value per share ....................................   $        9.76
                                                                                                      =============

                 See accompanying notes to financial statements

PAINEWEBBER GLOBAL INCOME FUND

STATEMENT OF OPERATIONS

                                                                                               For the
                                                                                              Year Ended
                                                                                           October 31, 1999
                                                                                           ----------------
Investment income:
Interest (net of foreign withholding taxes--$36,939) .....................................   $ 28,374,684
                                                                                             ------------
Expenses:
Investment advisory and administration fees ..............................................      3,144,895
Service fees--Class A ....................................................................        905,780
Service and distribution fees--Class B ...................................................        221,111
Service and distribution fees--Class C ...................................................        186,104
Transfer agency and related services fees ................................................        320,758
Custody and accounting ...................................................................        242,310
Reports and notices to shareholders ......................................................        134,846
Legal and audit ..........................................................................         95,365
State registration fees ..................................................................         26,671
Trustees' fees ...........................................................................         10,500
Other expenses ...........................................................................          5,766
                                                                                             ------------
                                                                                                5,294,106
Less: Fee waiver from adviser ............................................................        (16,266)
                                                                                             ------------
Net expenses .............................................................................      5,277,840
                                                                                             ------------
Net investment income ....................................................................     23,096,844
                                                                                             ------------
Realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
  Investment transactions ................................................................      2,841,862
  Foreign currency transactions ..........................................................     (4,929,554)
Net change in unrealized appreciation (depreciation) of:
  Investments ............................................................................    (30,384,008)
  Other assets, liabilities and forward contracts denominated in foreign currencies ......     (1,262,397)
                                                                                             ------------
Net realized and unrealized losses from investment activities ............................    (33,734,097)
                                                                                             ------------
Net decrease in net assets from operations ...............................................   $(10,637,253)
                                                                                             ============

                 See accompanying notes to financial statements

PAINEWEBBER GLOBAL INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                For the Years Ended
                                                                                                    October 31,
                                                                                         -------------------------------
                                                                                              1999              1998
                                                                                         -------------     -------------
From operations:
Net investment income ...............................................................    $  23,096,844     $  32,039,065
Net realized losses from investments and foreign currency transactions ..............       (2,087,692)       (3,166,160)
Net change in unrealized appreciation/depreciation of investments, other assets,
  liabilities and forward contracts denominated in foreign currencies ...............      (31,646,405)       16,750,259
                                                                                         -------------     -------------
Net increase (decrease) in net assets resulting from operations .....................      (10,637,253)       45,623,164
                                                                                         -------------     -------------

Dividends and distributions to shareholders:
From net investment income--Class A .................................................      (11,711,650)      (21,497,232)
From net investment income--Class B .................................................         (631,462)       (2,563,608)
From net investment income--Class C .................................................         (732,369)       (1,401,794)
From net investment income--Class Y .................................................         (342,651)         (488,585)
In excess of net investment income--Class A .........................................       (2,470,298)       (1,981,230)
In excess of net investment income--Class B .........................................         (119,488)         (207,140)
In excess of net investment income--Class C .........................................         (153,577)         (126,752)
In excess of net investment income--Class Y .........................................          (75,412)          (46,367)
From paid in capital--Class A .......................................................       (5,969,172)       (3,423,822)
From paid in capital--Class B .......................................................         (288,728)         (357,965)
From paid in capital--Class C .......................................................         (371,100)         (219,044)
From paid in capital--Class Y .......................................................         (182,224)          (80,128)
                                                                                         -------------     -------------
Total dividends and distributions to shareholders ...................................      (23,048,131)      (32,393,667)
                                                                                         -------------     -------------

From beneficial interest transactions:
Net proceeds from the sale of shares ................................................      151,934,535       199,708,865
Cost of shares repurchased ..........................................................     (255,256,106)     (390,939,942)
Proceeds from dividends reinvested ..................................................       15,238,771        20,788,759
                                                                                         -------------     -------------
Net decrease in net assets from beneficial interest transactions ....................      (88,082,800)     (170,442,318)
                                                                                         -------------     -------------
Net decrease in net assets ..........................................................     (121,768,184)     (157,212,821)

Net assets:
Beginning of year ...................................................................      479,847,729       637,060,550
                                                                                         -------------     -------------
End of year .........................................................................    $ 358,079,545     $ 479,847,729
                                                                                         =============     =============

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      PaineWebber Investment Series ("Trust") was organized under Massachusetts law by a Declaration of Trust dated December 22, 1986 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The Trust currently has one series, PaineWebber Global Income Fund (the "Fund"). The Fund's primary investment objective is high current income consistent with prudent investment risk; capital appreciation is a secondary objective.

      Currently, the Fund offers Class A, Class B, Class C and Class Y shares. Each class represents interests in the same assets of the Fund, and the classes are identical except for differences in their sales charge structure, ongoing service and/or distribution charges, if any, and certain transfer agency and related expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares approximately six years after initial issuance. All classes of shares have equal rights as to voting privileges except that Class A, Class B and Class C shares each have exclusive voting rights with respect to their service and/or distribution plan. Class Y shares have no service or distribution plan.

      The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

      Valuation of Investments-- The Fund calculates its net asset value based on the current market value, when available, for its portfolio securities. The Fund normally obtains market quotations for its securities from independent pricing services and broker-dealers. Independent pricing services use last reported sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/ or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management, Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser and administrator of the Fund. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust's board of trustees (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

      Foreign currency exchange rates are generally determined prior to the close of regular trading on the New York Stock Exchange ("NYSE"). Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund's net asset value on that day. If events occur materially affecting the value of such securities or currency exchange rates during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the Trust's board.

NOTES TO FINANCIAL STATEMENTS

      Repurchase Agreements--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

      Investment Transactions and Investment Income--Investment transactions are recorded on the trade date. Realized gains and losses from investments and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted as adjustments to interest income and the identified cost of investments.

      Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class specific expenses are charged directly to the applicable class of shares.

      Foreign Currency Translation--The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (1) market value of investment securities, other assets and liabilities--at the exchange rates prevailing at the end of the period; and (2) purchase and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets and the market values of the Fund's securities are presented at the foreign exchange rates at the end of the period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with federal income tax regulations. Net realized foreign currency gain (loss) is treated as ordinary income for income tax reporting purposes. Gains/losses from translating foreign currency denominated assets and liabilities at year-end exchange rates are included in change in unrealized appreciation/depreciation of other assets and liabilities denominated in foreign currencies.

      Forward Foreign Currency Contracts--The Fund may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward currency contracts to enhance income.

      The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund maintains cash or liquid securities in a segregated account in an amount not less than the value of its total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

      Risks may arise with respect to entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

NOTES TO FINANCIAL STATEMENTS

      Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have matured.

      Dividends and Distributions--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

      Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund is authorized to invest. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country or region.

INVESTMENT ADVISER AND ADMINISTRATOR

      The Trust's board has approved an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays Mitchell Hutchins an investment advisory and administration fee, which is accrued daily and paid monthly, in accordance with the following schedule:

      Average Daily Net Assets                                 Annual Rate
      ------------------------                                 -----------

      Up to $500 million ...................................      0.750%
      In excess of $500 million up to $1.0 billion .........      0.725
      In excess of $1.0 billion up to $1.5 billion .........      0.700
      In excess of $1.5 billion up to $2.0 billion .........      0.675
      Over $2.0 billion ....................................      0.650

      At October 31, 1999, the Fund owed Mitchell Hutchins $229,441 in investment advisory and administration fees. Mitchell Hutchins waived a portion of its investment advisory and administration fees in connection with the Fund's investment of cash collateral from security lending in the Mitchell Hutchins Private Money Market Fund LLC. For the year ended October 31, 1999, Mitchell Hutchins waived $16,266.

DISTRIBUTION PLANS

      Mitchell Hutchins is the distributor of the Fund's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. Under separate plans of service and/or distribution pertaining to the Class A, Class B and Class C shares, the Fund pays Mitchell Hutchins monthly service fees at the annual rate of 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees at the annual rates of 0.75% and 0.50% of the average daily net assets of Class B and Class C shares, respectively. At October 31, 1999, the Fund owed Mitchell Hutchins $92,144 in service and distribution fees.

NOTES TO FINANCIAL STATEMENTS

      Mitchell Hutchins also receives the proceeds of the initial sales charges paid by shareholders upon the purchase of Class A shares and the contingent deferred sales charge paid by shareholders upon certain redemptions of Class A, Class B and Class C shares. Mitchell Hutchins has informed the Fund that for the year ended October 31, 1999, it earned $51,443 in sales charges.

SECURITY LENDING

      The Fund may lend securities up to 331/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest, determined on a daily basis and adjusted accordingly. The Fund will retain record ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund is compensated for the lending of its securities, which is included in interest income, from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. For the year ended October 31, 1999, the Fund earned $105,359 as compensation for lending its securities, and PaineWebber earned $35,084 in compensation as the Fund's lending agent. At October 31, 1999, the Fund owed PaineWebber $1,949 in compensation.

      At October 31, 1999, the Fund's custodian held cash having an aggregate value of $47,368,453 as collateral for portfolio securities loaned having a market value of $45,382,019.

      As of October 31, 1999 the Fund invested the cash collateral in the following money market funds:

Number of Shares                                                         Value
----------------                                                     -----------

    8,373,261     Liquid Assets Portfolio .......................... $ 8,373,261
   35,802,762     Mitchell Hutchins Private Money Market Fund LLC ..  35,802,762
    3,192,430     Temp Fund Portfolio ..............................   3,192,430
                                                                     -----------
Total investments of cash collateral received for securities loaned (cost--$47,368,453) ....................................... $47,368,453
                                                                     ===========

BANK LINE OF CREDIT

      The Fund may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sale or purchase of portfolio securities, the repurchase or redemption of shares of the Fund at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Fund has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the year ended October 31, 1999, the Fund did not borrow under the Facility.

TRANSFER AGENCY RELATED SERVICE FEES

      PaineWebber provides transfer agency related services to the Fund pursuant to a delegation of authority from PFPC, Inc., the Fund's transfer agent, and is compensated for the services by PFPC, Inc., not the Fund. For the year ended October 31, 1999, PaineWebber received from PFPC, Inc., not the Fund, approximately 53% of the total transfer agency and related service fees collected by PFPC, Inc. from the Fund.

NOTES TO FINANCIAL STATEMENTS

INVESTMENTS IN SECURITIES

      For federal income tax purposes, the cost of securities owned at October 31, 1999 was substantially the same as the cost of securities for financial statement purposes.

      At October 31, 1999, the components of the net unrealized depreciation of investments were as follows:

      Gross appreciation (investments having an excess of value
        over cost) ...............................................   $1,593,186
      Gross depreciation (investments having an excess of cost
        over value) ..............................................  (15,841,904)
                                                                   ------------
      Net unrealized depreciation of investments ................. $(14,248,718)
                                                                   ============

      For the year ended October 31, 1999, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

      Purchases .................................................. $236,288,852
      Sales ...................................................... $305,892,214

FEDERAL TAX STATUS

      The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

      At October 31, 1999, the Fund had a capital loss carryforward of $17,248,634 available as a reduction, to the extent provided in the regulations, of any future net realized capital gains which expires as follows: $1,494,819 in 2002 and $15,753,815 in 2003. To the extent that such losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

      To reflect reclassifications for the Fund arising from permanent "book/tax" differences for the year ended October 31, 1999, distributions in excess of net investment income were increased by $4,700,445, accumulated net realized losses from investment transactions were increased by $4,929,554 and beneficial interest was decreased by $9,629,999. Permanent "book/tax" differences were primarily attributable to the foreign currency gains/losses.

NOTES TO FINANCIAL STATEMENTS

SHARES OF BENEFICIAL INTEREST

      There are an unlimited number of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                      Class A                   Class B                   Class C                 Class Y
                            --------------------------  ------------------------  ------------------------  ---------------------
                               Shares        Amount       Shares       Amount       Shares       Amount      Shares      Amount
                            -----------  -------------  ----------  ------------  ----------  ------------  --------  -----------
Year Ended
October 31, 1999:

Shares sold ...............  14,109,640  $ 145,289,001      60,221  $    611,036      71,317  $    736,205   514,266  $ 5,298,293
Shares repurchased ........ (23,208,621)  (237,511,862)   (612,534)   (6,215,142)   (650,756)   (6,650,592) (477,606)  (4,878,510)
Dividends reinvested ......   1,292,664     13,082,832      61,875       627,737      93,162       943,121    57,930      585,081
Shares converted from
  Class B to Class A ......   1,425,279     14,470,718  (1,431,266)  (14,470,718)         --            --        --           --
                            -----------  -------------  ----------  ------------  ----------  ------------  --------  -----------
Net increase (decrease) ...  (6,381,038) $ (64,669,311) (1,921,704) $(19,447,087)   (486,277) $ (4,971,266)   94,590  $ 1,004,864
                            ===========  =============  ==========  ============  ==========  ============  ========  ===========

Year Ended
October 31, 1998:

Shares sold ...............  18,902,084  $ 192,414,767      95,631  $    972,655     294,545  $  3,016,400   322,167  $ 3,305,043
Shares repurchased ........ (34,229,342)  (348,903,208) (2,351,256)  (23,943,212) (1,309,976)  (13,377,478) (460,229)  (4,716,044)
Dividends reinvested ......   1,667,329     17,033,158     187,992     1,912,285     122,674     1,249,744    58,095      593,572
Shares converted from
  Class B to Class A ......   4,833,973     49,246,777  (4,847,839)  (49,246,777)         --            --        --           --
                            -----------  -------------  ----------  ------------  ----------  ------------  --------  -----------
Net decrease ..............  (8,825,956) $ (90,208,506) (6,915,472) $(70,305,049)   (892,757) $ (9,111,334)  (79,967) $  (817,429)
                            ===========  =============  ==========  ============  ==========  ============  ========  ===========

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                                                                              19

PAINEWEBBER GLOBAL INCOME FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                                                           Class  A
                                                                  ------------------------------------------------------------
                                                                                 For the Years Ended October 31,
                                                                  ------------------------------------------------------------
                                                                    1999         1998         1997         1996         1995
                                                                  --------     --------     --------     --------     --------
Net asset value, beginning of year ............................   $  10.58     $  10.27     $  10.46     $  10.35     $   9.99
                                                                  --------     --------     --------     --------     --------
Net investment income@ ........................................       0.57         0.62         0.69         0.72         0.77
Net realized and unrealized gains (losses) from investments
  and foreign currency@ .......................................      (0.82)        0.32        (0.19)        0.13         0.31
                                                                  --------     --------     --------     --------     --------
Net increase (decrease) from investment transactions ..........      (0.25)        0.94         0.50         0.85         1.08
                                                                  --------     --------     --------     --------     --------
Dividends from net investment income ..........................      (0.33)       (0.50)       (0.54)       (0.74)       (0.72)
Distributions in excess of net investment income ..............      (0.07)       (0.05)       (0.06)          --           --
Distributions from paid in capital ............................      (0.17)       (0.08)       (0.09)          --           --
                                                                  --------     --------     --------     --------     --------
Total dividends and distributions to shareholders .............      (0.57)       (0.63)       (0.69)       (0.74)       (0.72)
                                                                  --------     --------     --------     --------     --------
Net asset value, end of year ..................................   $   9.76     $  10.58     $  10.27     $  10.46     $  10.35
                                                                  ========     ========     ========     ========     ========
Total investment return(1) ....................................      (2.44)%       9.51%        4.99%        8.60%       11.09%
                                                                  ========     ========     ========     ========     ========
Ratios/Supplemental data:
Net assets, end of year (000's) ...............................   $314,475     $408,190     $486,718     $549,932     $663,022
Expenses to average net assets, net of waivers from
  adviser (3) .................................................       1.19%        1.24%        1.21%        1.27%        1.24%(2)
Net investment income to average net assets, net of
  waivers from adviser (3) ....................................       5.58%        6.07%        6.66%        6.88%        7.47%(2)
Portfolio turnover rate .......................................         63%          93%         172%         126%         113%

----------
@     Calculated using the average monthly shares outstanding.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each year reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each year reported. The figures do not include sales charges; results would be lower if sales charges were included.

(2)   These ratios include non-recurring acquisition expenses of 0.04%.

(3) During the year ended October 31, 1999, Mitchell Hutchins waived a portion of its advisory and administration fees. The ratios excluding the waiver would be the same since the fee waiver represents less than 0.005%.

PAINEWEBBER GLOBAL INCOME FUND

                                                                                            Class B
                                                                  ------------------------------------------------------------
                                                                                 For the Years Ended October 31,
                                                                  ------------------------------------------------------------
                                                                    1999         1998         1997         1996         1995
                                                                  --------     --------     --------     --------     --------
Net asset value, beginning of year ............................   $  10.54     $  10.24     $  10.44     $  10.31     $   9.96
                                                                  --------     --------     --------     --------     --------
Net investment income@ ........................................       0.48         0.51         0.58         0.64         0.69
Net realized and unrealized gains (losses) from investments
  and foreign currency@ .......................................      (0.82)        0.33        (0.17)        0.15         0.30
                                                                  --------     --------     --------     --------     --------
Net increase (decrease) from investment transactions ..........      (0.34)        0.84         0.41         0.79         0.99
                                                                  --------     --------     --------     --------     --------
Dividends from net investment income ..........................      (0.28)       (0.43)       (0.48)       (0.66)       (0.64)
Distributions in excess of net investment income ..............      (0.06)       (0.04)       (0.05)          --           --
Distributions from paid in capital ............................      (0.14)       (0.07)       (0.08)          --           --
                                                                  --------     --------     --------     --------     --------
Total dividends and distributions to shareholders .............      (0.48)       (0.54)       (0.61)       (0.66)       (0.64)
                                                                  --------     --------     --------     --------     --------
Net asset value, end of year ..................................   $   9.72     $  10.54     $  10.24     $  10.44     $  10.31
                                                                  ========     ========     ========     ========     ========
Total investment return(1) ....................................      (3.29)%       8.53%        4.11%        7.95%       10.24%
                                                                  ========     ========     ========     ========     ========
Ratios/Supplemental data:
Net assets, end of year (000's) ...............................   $ 12,187     $ 33,478     $103,312     $307,577     $484,534
Expenses to average net assets, net of waivers from
  adviser (3) .................................................       2.11%        2.13%        1.99%        1.99%        2.00%(2)
Net investment income to average net assets, net of
  waivers from adviser (3) ....................................       4.64%        5.16%        5.83%        6.14%        6.71%(2)
Portfolio turnover rate .......................................         63%          93%         172%         126%         113%

                                                                                            Class C
                                                                  ------------------------------------------------------------
                                                                                For the Years Ended October 31,
                                                                  ------------------------------------------------------------
                                                                    1999         1998         1997         1996         1995
                                                                  --------     --------     --------     --------     --------
Net asset value, beginning of year ............................   $  10.58     $  10.26     $  10.45     $  10.33     $   9.98
                                                                  --------     --------     --------     --------     --------
Net investment income@ ........................................       0.52         0.56         0.63         0.67         0.71
Net realized and unrealized gains (losses) from investments
  and foreign currency@ .......................................      (0.82)        0.33        (0.18)        0.14         0.31
                                                                  --------     --------     --------     --------     --------
Net increase (decrease) from investment transactions ..........      (0.30)        0.89         0.45         0.81         1.02
                                                                  --------     --------     --------     --------     --------
Dividends from net investment income ..........................      (0.30)       (0.46)       (0.50)       (0.69)       (0.67)
Distributions in excess of net investment income ..............      (0.06)       (0.04)       (0.06)          --           --
Distributions from paid in capital ............................      (0.16)       (0.07)       (0.08)          --           --
                                                                  --------     --------     --------     --------     --------
Total dividends and distributions to shareholders .............      (0.52)       (0.57)       (0.64)       (0.69)       (0.67)
                                                                  --------     --------     --------     --------     --------
Net asset value, end of year ..................................   $   9.76     $  10.58     $  10.26     $  10.45     $  10.33
                                                                  ========     ========     ========     ========     ========
Total investment return(1) ....................................      (2.93)%       9.01%        4.48%        8.12%       10.49%
                                                                  ========     ========     ========     ========     ========
Ratios/Supplemental data:
Net assets, end of year (000's) ...............................   $ 21,682     $ 28,633     $ 36,935     $ 50,928     $ 71,329
Expenses to average net assets, net of waivers from
  adviser (3) .................................................       1.69%        1.77%        1.69%        1.73%        1.75%(2)
Net investment income to average net assets, net of
  waivers from adviser (3) ....................................       5.08%        5.54%        6.17%        6.40%        6.96%(2)
Portfolio turnover rate .......................................         63%          93%         172%         126%         113%

PAINEWEBBER GLOBAL INCOME FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                                                          Class Y
                                                                  --------------------------------------------------------
                                                                              For the Years Ended October 31,
                                                                  --------------------------------------------------------
                                                                    1999        1998        1997        1996        1995
                                                                  --------    --------    --------    --------    --------
Net asset value, beginning of year .............................  $  10.58    $  10.27    $  10.49    $  10.35    $   9.99
                                                                  --------    --------    --------    --------    --------
Net investment income@ .........................................      0.60        0.65        0.71        0.75        0.78
Net realized and unrealized gains (losses) from investments
  and foreign currency@ ........................................     (0.82)       0.32       (0.21)       0.17        0.32
                                                                  --------    --------    --------    --------    --------
Net increase (decrease) from investment transactions ...........     (0.22)       0.97        0.50        0.92        1.10
                                                                  --------    --------    --------    --------    --------
Dividends from net investment income ...........................     (0.35)      (0.52)      (0.56)      (0.78)      (0.74)
Distributions in excess of net investment income ...............     (0.07)      (0.05)      (0.06)         --          --
Distributions from paid in capital .............................     (0.18)      (0.09)      (0.10)         --          --
                                                                  --------    --------    --------    --------    --------
Total dividends and distributions to shareholders ..............     (0.60)      (0.66)      (0.72)      (0.78)      (0.74)
                                                                  --------    --------    --------    --------    --------
Net asset value, end of year ...................................  $   9.76    $  10.58    $  10.27    $  10.49    $  10.35
                                                                  ========    ========    ========    ========    ========
Total investment return(1) .....................................     (2.10)%      9.89%       5.20%       9.25%      11.39%
                                                                  ========    ========    ========    ========    ========
Ratios/Supplemental data:
Net assets, end of year (000's) ................................  $  9,735    $  9,547    $ 10,096    $ 13,077    $ 16,613
Expenses to average net assets, net of waivers from
  adviser (3) ..................................................      0.85%       0.96%       0.94%       0.96%       0.95%(2)
Net investment income to average net assets, net of
  waivers from adviser (3) .....................................      5.86%       6.35%       6.93%       7.19%       7.77%(2)
Portfolio turnover rate ........................................        63%         93%        172%        126%        113%

----------
@     Calculated using the average monthly shares outstanding.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each year reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if program fees were included.

(2)   These ratios include non-recurring acquisition expenses of 0.04%.

(3) During the year ended October 31, 1999, Mitchell Hutchins waived a portion of its advisory and administration fees. The ratios excluding the waiver would be the same since the fee waiver represents less than 0.005%.

PAINEWEBBER GLOBAL INCOME FUND

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
PaineWebber Investment Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PaineWebber Global Income Fund (a series of PaineWebber Investment Series and hereafter referred to as the "Fund") at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, NY  10036

December 22, 1999

PAINEWEBBER GLOBAL INCOME FUND

TAX INFORMATION (unaudited)

      We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (October 31, 1999) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that the distributions paid during the fiscal year by the Fund were classified on a per share basis as follows:

                                          Class A   Class B   Class C   Class Y
                                          -------   -------   -------   -------

      Ordinary Income.................... $0.3963   $0.3354   $0.3608   $0.4212
      Distribution from paid in capital.. $0.1704   $0.1440   $0.1551   $0.1809

      Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403 (b) (7) plans) may need this information for their annual information reporting.

      Since the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 1999. Such notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2000. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

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

                      [This Page Intentionally Left Blank.]

BOARD OF TRUSTEES

E. Garrett Bewkes, Jr.
Chairman

Margo N. Alexander

Richard Q. Armstrong

Richard R. Burt

Mary C. Farrell

Meyer Feldberg

George W. Gowen

Frederic V. Malek

Carl W. Schafer

Brian M. Storms

PRINCIPAL OFFICERS

Margo N. Alexander
President

Victoria E. Schonfeld
Vice President

Dianne E. O'Donnell
Vice President and Secretary

Paul H. Schubert
Vice President and Treasurer

Dennis L. McCauley
Vice President

Stuart Waugh
Vice President

INVESTMENT ADVISER, ADMINISTRATOR AND DISTRIBUTOR

Mitchell Hutchins Asset Management Inc.
51 West 52nd Street
New York, New York 10019

This report is not to be used in conjunction with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

A prospectus containing more complete information for any of the Funds listed on the back cover can be obtained from a PaineWebber Financial Advisor or corresponding firm. Read the prospectus carefully before investing.

PaineWebber offers a family of 28 funds which encompass a diversified range of investment goals.

BOND FUNDS

o     High Income Fund

o     Investment Grade Income Fund

o     Low Duration U.S. Government Income Fund

o     Strategic Income Fund

o     U.S. Government Income Fund

TAX-FREE BOND FUNDS

o     California Tax-Free Income Fund

o     Municipal High Income Fund

o     National Tax-Free Income Fund

o     New York Tax-Free Income Fund

STOCK FUNDS

o     Financial Services Growth Fund

o     Growth Fund

o     Growth and Income Fund

o     Mid Cap Fund

o     Small Cap Fund

o     S&P 500 Index Fund

o     Strategy Fund

o     Tax-Managed Equity Fund

o     Utility Income Fund

ASSET ALLOCATION FUNDS

o     Balanced Fund

o     Tactical Allocation Fund

GLOBAL FUNDS

o     Asia Pacific Growth Fund

o     Emerging Markets Equity Fund

o     Global Equity Fund

o     Global Income Fund

MITCHELL HUTCHINS PORTFOLIOS

o     Aggressive Portfolio

o     Moderate Portfolio

o     Conservative Portfolio

PAINEWEBBER MONEY MARKET FUND

                                   PaineWebber
                        (C)1999 PaineWebber Incorporated
                                   Member SIPC
                               All rights reserved






[GRAPHIC OMITTED] PaineWebber

      ==========================================================================
      GLOBAL INCOME
      FUND

      OCTOBER 31, 1999

                                                                   ANNUAL REPORT